Allowance for credit losses	12 Months Ended
Dec. 31, 2023
Credit Loss [Abstract]
Allowance for credit losses	Allowance for credit losses

The Company has exposure to credit losses for financial assets including customer accounts and other restricted cash, settlement receivables, accounts receivable, and financial guarantee contracts to the extent that a chargeback claim is made against the Company directly or to the Company’s merchants on card purchases.

The following table summarizes the expected credit allowance activity for customer accounts and other restricted cash; settlement receivables, net; accounts receivable, net; and financial guarantee contracts and other, for the years ended December 31, 2023 and 2022, and 2021:

	Customer accounts and other restricted cash	Accounts receivable, net	Settlement receivables, net (2)	Financial guarantee contracts and other	Total allowance for credit losses
Balance at December 31, 2021	$673	$8,642	$4,049	$6,927	$20,291
Credit loss provision	(641)	25,222	7,213	5,350	37,144
Write-offs	—	(22,929)	(5,691)	(126)	(28,746)
Other (1)	(32)	(377)	(173)	(85)	(667)
Balance at December 31, 2022	$-	$10,558	$5,398	$12,066	$28,022
Credit loss provision	—	16,840	4,945	(693)	21,092
Write-offs	—	(21,966)	(5,009)	(67)	(27,042)
Other (1)	—	(192)	(137)	344	15
Balance at December 31, 2023	$-	$5,240	$5,197	$11,650	$22,087

(1)
Other mainly relates to the impact of foreign exchange.
(2)
During the year ended December 31, 2023 and 2022, amounts from freestanding credit enhancements related to Settlement receivables, net represented recoveries of $94 and expenses of $1,603 which are recorded in "Selling, general and administrative" in the Consolidated Statements of Comprehensive Loss. These amounts are not recognized against expected credit losses (See Note 1).

Decrease in credit loss expense in 2023 compared to 2022 was mainly due to increased collection efforts within the Merchant Solutions segment. Write-offs are presented net of recoveries and were comparable in each reporting period